                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Cypress Semiconductor Corporation of our report dated June 4, 1999 relating to the financial statements, which appears in the Current Report on Form 8-K/A dated January 19, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
San Jose, California
January 28, 2000